                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)          January 16, 1997
                                                       ---------------------

                                 NTC CAPITAL I
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                                   Delaware
--------------------------------------------------------------------------------
                (State or other jurisdiction of incorporation)



         000-21927                                       36-7169243
----------------------------                 ---------------------------------
  (Commission File Number)                   (IRS Employer Identification No.)



    50 South LaSalle Street, Chicago, Illinois                   60675
--------------------------------------------------------------------------------
     (Address of principal executive offices)                 (Zip Code)



      Registrant's telephone number, including area code     (312) 630-6000
                                                            ----------------

Item 5.  Other Events

         On January 16, 1997, the registrant issued $150,000,000 face amount of its Floating Rate Capital Securities, Series A (the "Capital Securities"), which represent beneficial interests in the registrant, in a public offering registered under the Securities Act of 1933, as amended (Registration Statement No. 333-18951-01). The sole asset of the registrant is $154,640,000 in aggregate principal amount of the Floating Rate Junior Subordinated Debentures, Series A, of Northern Trust Corporation (the "Guarantor"). In addition, pursuant to the Guarantee Agreement referred to below, the Guarantor has guaranteed the obligations of the registrant under the Capital Securities to the extent set forth in the Guarantee Agreement.

Item 7.  Financial Statements and Exhibits

         (c)Exhibits:

         Exhibit 1 Underwriting Agreement, dated January 9, 1997, by and between Northern Trust Corporation, NTC Capital I,
                         Goldman, Sachs & Co. and Salomon Brothers Inc, as
                         Representatives of the Underwriters.*

         Exhibit 4(a)    Junior Subordinated Indenture, dated as of January 1,
                         1997, between Northern Trust Corporation and The First
                         National Bank of Chicago, as Debenture Trustee.*

         Exhibit 4(h) Amended and Restated Trust Agreement of NTC Capital I, dated as of January 16, 1997, among Northern Trust
                         Corporation, as Depositor, The First National Bank of
                         Chicago, as Property Trustee, First Chicago Delaware
                         Inc., as Delaware Trustee, and the Administrative
                         Trustees named therein.*

         Exhibit 4(j) Guarantee Agreement, dated as of January 16, 1997, relating to NTC Capital I, by and between Northern
                         Trust Corporation, as Guarantor, and The First National
                         Bank of Chicago, as Guarantee Trustee.*

                  * Incorporated by reference to exhibit of the same number to the Current Report on Form 8-K filed on January 22,
                         1997 by Northern Trust Corporation (File no. 000-5965).

                                     2

                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       NTC CAPITAL I
                                       -------------
                                       (Registrant)


                                       By:  NORTHERN TRUST CORPORATION

Dated:  January 22, 1997               By:  /s/ Perry R. Pero
                                            ---------------------
                                            Perry R. Pero
                                            Senior Executive Vice President
                                            and Chief Financial Officer


                                       3